                                                                    Exhibit 99.6

              CASE NAME: Aerovox, Inc.     STATEMENT OF SOURCES AND USES OF CASH
              CASE NUMBER: 01-14680 jnf               FOR MONTH ENDED:

                                                        7-30 June 01   28-Jul-01      25-Aug-01     29-Sep-01     27-Oct-01
                                                        ------------   ---------      ---------     ---------     ---------
           SOURCES OF CASH

            Net Income (Loss)                            $   150,219     ($663,280)    ($869,898)   $        0             $0
                                                        ------------- -------------  ------------  ------------  -------------

              Depreciation and Amortization                  307,781       281,044       286,760             0              0
                                                        ------------- -------------  ------------  ------------  -------------

              Other non-cash                                       0                                         0              0
                                                        ------------- -------------  ------------  ------------  -------------

              A/R Allowance                                        0        19,166       800,000             0              0
                                                        ------------- -------------  ------------  ------------  -------------

           OPERATIONS

            Add: Decrease in Assets
                                                        ------------- -------------  ------------  ------------  -------------

              Accounts Receivable                                  0     1,246,708             0
                                                        ------------- -------------  ------------  ------------  -------------

              Inventory, at cost                           1,279,965        39,673       220,150
                                                        ------------- -------------  ------------  ------------  -------------

              Prepaid Expenses and current assets                  0             0       642,414
                                                        ------------- -------------  ------------  ------------  -------------

              Property, Plant and Equipment                   33,754             0             0
                                                        ------------- -------------  ------------  ------------  -------------

              Other (including Intercompany Activity)         30,319       127,501         1,083
                                                        ------------- -------------  ------------  ------------  -------------
            Increases in Liabilities:

              Pre Petition Liabilities                             0       627,130             0
                                                        ------------- -------------  ------------  ------------  -------------

              Post Petition Liabilities                    1,237,839             0       247,713
                                                        ------------- -------------  ------------  ------------  -------------

              Other Liabilities per Book                           0             0             0
                                                        ------------- -------------  ------------  ------------  -------------

              TOTAL SOURCES OF CASH (A)                    3,039,877     1,677,942     1,328,221
                                                        ------------- -------------  ------------  ------------  -------------

           USES OF CASH

            Less: Increase in Assets:

              Accounts Receivable                           (239,469)            0      (356,957)
                                                        ------------- -------------  ------------  ------------  -------------

              Inventory, at cost                                   0             0             0
                                                        ------------- -------------  ------------  ------------  -------------

              Prepaids and Other assets                     (366,548)      (81,804)            0
                                                        ------------- -------------  ------------  ------------  -------------

              Property, Plant, and Equipment                       0       (22,489)      (35,362)
                                                        ------------- -------------  ------------  ------------  -------------

              Other (including Intercompany Activity)       (256,195)      (77,690)   (1,075,913)
                                                        ------------- -------------  ------------  ------------  -------------

            Decreases in Liabilities:

              Pre Petition Liabilities                      (465,794)            0      (409,001)
                                                        ------------- -------------  ------------  ------------  -------------

              Post Petition Liabilities                            0      (270,890)            0
                                                        ------------- -------------  ------------  ------------  -------------

              Other Liabilities per Book                     (23,928)     (128,345)      (20,293)
                                                        ------------- -------------  ------------  ------------  -------------

              TOTAL USES OF CASH (B)                      (1,351,935)     (581,217)   (1,897,525)            0              0
                                                        ------------- -------------  ------------  ------------  -------------

           NET SOURCE (USE) OF CASH (A-B=NET)            $ 1,687,942    $1,096,725     ($569,303)   $        0             $0
                                                        ------------- -------------  ------------  ------------  -------------

           CASH-BEGINNING BALANCE (See OPR-1)            $   432,066    $2,120,007   $ 3,216,732    $2,647,429             $0
                                                        ------------- -------------  ------------  ------------  -------------

           CASH-ENDING BALANCE (See OPR-1)               $ 2,120,007    $3,216,732   $ 2,647,429
                                                        ============= =============  ============  ============  =============
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